Supplement dated January 29, 2019
to the Prospectuses and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectuses and SAI Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Emerging Markets Fund	Prospectuses Dated 5/1/2018 SAI Dated 12/7/2018
Jasmine (Weili) Huang, co-portfolio manager of the Fund, is on a medical leave of absence from Columbia Management Investment Advisers, LLC, and a timetable for her return is not set. Dara White, Robert Cameron, Young Kim and Perry Vickery will continue to serve as portfolio managers for the Fund.
Shareholders should retain this Supplement for future reference.
S-6466-320 A (1/19)